                           PARTNERSHIP LOAN AGREEMENT

      Agreement made as of this 5th day of May, 1992 by and among KUMAGAI CARIBBEAN, INC. ("KGC"), a Delaware corporation, and WKA El Con Associates ("WKA"), a New York partnership (KGC and WKA are referred to herein as the "Lenders"), and EL CONQUISTADOR PARTNERSHIP, L.P. (the "Partnership") a Delaware limited partnership.

                              W I T N E S S E T H:

      WHEREAS, the Lenders are the sole partners of the Partnership, and each is a general and limited partner of the Partnership; and

      WHEREAS, pursuant to the terms of that certain Letter of Credit and Reimbursement Agreement dated February 7, 1991, as amended on the date hereof (the "LC Agreement"), the Partnership is required to provide $24 million of additional funds to cover certain cost overruns in the Budget (as defined in the LC Agreement) and in satisfaction of the loan balancing provisions under Paragraph 9(k) of the Reimbursement Agreement; and

      WHEREAS, the Lenders intend to provide such $24 million to the Partnership from $16 million of their own funds ($8 million from KGC and $8 million from WKA) and from the proceeds of a loan obtained by the Lenders from the Government Development Bank for Puerto Rico (the "GDB") pursuant to the terms of a facility credit agreement of even date herewith (the "Facility Agreement") among the Lenders and the GDB (capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to such terms in the Facility Agreement"); and

      WHEREAS, the Lenders are making those funds available to the Partnership through (1) additional capital contributions to the Partnership of $8 million each under the terms of the First


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Amendment (the "First  Amendment") to the Partnership  Agreement and (ii) a loan to the Partnership of $8 million, substantially on the terms and conditions of the loan from the GDB to the Lenders under the Facility Agreement; and

      WHEREAS, the parties hereto wish to set forth the terms and conditions pursuant to which the Lenders will loan such $8 million to the Partnership.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      1. Upon the terms and subject to the conditions set forth herein, the Lenders irrevocably commit to loan to the Partnership in equal amounts, up to an aggregate of $8,000,000 (the "Partners Loan"). The Lenders have heretofore advanced to the Partnership $7,099,701.70 for the payment of Project Costs which amount represents the "Initial Disbursement" under the LC Agreement. Concurrently herewith the Lenders are depositing $900,298.30 representing the balance of such loan commitment amount with the Bank. As and to the extent the Bank disburses such balance to the Partnership in accordance with the LC Agreement, such disbursements shall be deemed advances under the Partners Loan.

      2. Outstanding principal on the Partners Loan, together with accrued interest thereon, shall be due and payable on the same terms and conditions and same times as the Partners are required to pay principal and interest on the Facility under the Facility Agreement, all of which terms are deemed incorporated herein by reference. In addition, the Partnership shall be responsible for and shall reimburse Lenders for all costs and expenses incurred by Lenders in obtaining the Facility, including, without limitation, the [$80,000] commitment fee (the "Commitment Fee") paid by the Lenders to GDB in connection with the Facility and the


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expenses of counsel and other consultants incurred in connection therewith.  Any and all other costs incurred by the Lenders in connection with the Facility shall be paid by the Partnership.

      3. The Partnership shall be required to make deposits into the GDB Facility Escrow by and on behalf of the Lenders in the amounts as and to the extent provided in Paragraph 3 of the Facility Agreement, subject to the availability of funds permitted to be used for such purpose under the LC Agreement. Amounts deposited by the Partnership in the GDB Facility Escrow shall not be deemed payments in respect of the Partners Loan unless and until such amounts are actually applied in reduction of the Lenders' obligations under the Facility and the Partnership hereby assigns and pledges to the Lenders all of the Partnership's right, title and interest in such funds as collateral security for the Partnership's obligations under the Partners Loan and this agreement.

      4. The Partners Loan may be prepaid in whole or in part at any time without premium or penalty but with interest on the amount prepaid. Anything herein to the contrary notwithstanding the Partnership shall not pay or be required to pay any principal with respect to the Partners Loan except deposits into the GDB Facility Escrow and proceeds from the sale of Condominium Parcels which are not Project revenues for purposes of the Bank Loan Documents. The foregoing covenants and restrictions are for the benefit of the Bank.

      5. The Partnership's obligations to repay the Lenders shall be evidenced by a promissory note (the "Partnership Note") executed by the Partnership in the form of Exhibit A annexed hereto and shall be assigned by the Lenders to the GDB pursuant to the terms of the GDB Facility Documents and shall be subordinate to the Facility and the other Obligations to the GDB as provided in the Facility Agreement. The Lenders are hereby authorized to enter on


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

the Schedule annexed to the Note any and all advances under the Partners Loan, all costs and expenses required to be paid by the Partnership pursuant to paragraph 2 above, and all payments made by the Partnership in respect thereof.

      6. No change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

      7. This Agreement may be executed in one or more counterparts, and shall become effective when one or more counterparts has been signed by each of the parties.

      8. Any and all notices or other communications or deliveries required or permitted to be given pursuant to any of the provisions of this Agreement shall be deemed sufficiently given or furnished for all purposes if in writing and delivered personally to such party; transmitted by confirmed fax; sent by certified mail, in a sealed envelope with postage prepaid; or sent by responsible overnight delivery service addressed in each case to such party at its address set forth on Exhibit B annexed hereto or at such other address as such party shall have designated by written notice as provided in this paragraph; and shall be effective when personally delivered or transmitted, five
(5) business days after mailing or the next business day after delivery to a responsible overnight delivery service.

      9. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach of default, either of the same or of a similar or different nature, unless expressly so stated in writing.


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

      10. Should any clause, section or part of this Agreement be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Agreement which can be affected without such illegal clause, section or part shall nevertheless continue in full force and effect.

      11. This Agreement shall be governed, interpreted and construed in accordance with the laws of the Commonwealth of Puerto Rico.

      12. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

      13. The obligations of the Partnership hereunder shall be nonrecourse to the general partners of the Partnership except to the extent of the Partnership's assets. The Partnership's obligations to KGC and WKA under this Agreement or the Partnership Note shall be equal and all payments made by the Partnership in respect of the Partnership Note shall be shared equally by WKA and KGC except that if payments are made in respect of the Facility by or on behalf of one of the Lenders and not the other, such Lender shall be entitled to apply amounts paid under the Partnership Note or this Agreement in the same proportion. Neither Lender shall have any claim against the other in respect of this Agreement or the Partnership Note except to the extent that such Lender has received more than its proportionate share of payments from the Partnership in respect of the Partnership Note or this Agreement or paid more than its proportionate share under the Facility Documents.


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

      IN WITNESS WHEREOF, this Agreement has been made and executed as of the date and year first above written.

                                          WKA EL CON ASSOCIATES:


                                          By:   Signed
                                                --------------------------------
                                                Hugh A. Andrews
                                                Authorized Signatory

                                          KUMAGAI CARIBBEAN, INC.


                                          By:   Signed
                                                --------------------------------
                                                Shunsuke Nakane,
                                                President

                                          EL CONQUISTADOR PARTNERSHIP L.P.


                                          By:   Signed
                                                --------------------------------
                                                Shunsuke Nakane,
                                                Authorized Signatory


                                          By:   Signed
                                                --------------------------------
                                                Hugh A. Andrews
                                                Authorized Signatory

                                                                       Exhibit A

                                 PROMISSORY NOTE

                                                           San Juan, Puerto Rico
                                                                     May 5, 1992

      On May 5, 2002 for value received, the undersigned (the "Borrower") promises to pay to Kumagai Caribbean, Inc. ("KGC"), a Texas Corporation, and WKA El Con Associates ("WKA"), a New York Partnership (the "Lenders"), the aggregate sum of EIGHT MILLION DOLLARS ($8,000,000), or such lesser amount from time to time outstanding of the aggregate unpaid principal amount of all advances made by Lenders to the Borrower from time to time pursuant to the terms set forth in the Partnership Loan Agreement of even date herewith (the "Loan Agreement") pursuant to which this Note has been issued. Capitalized terms used in this Note and not otherwise defined shall have the same meaning ascribed to such terms in the Loan Agreement.

      Each advance under this Note shall bear interest from the respective date of each such advance to the date of its repayment at the Applicable Rate. Any change in the Applicable Rate resulting from a change in LIBOR shall become effective on the next Interest Adjustment Date following the effective date of any such change in LIBOR. Except as otherwise provided herein, such interest accrued during any Quarter shall be payable on the first day of the following Quarter and shall be computed on the Outstanding Principal Amount on the basis of a year of three hundred sixty (360) days and for the number of actual days elapsed; provided, however, that, during the first sixty (60) months following the date hereof, payment of accrued interest shall be deferred, and all such amounts "Capitalized Interest") of deferred interest (i) shall, on the date they otherwise would have become due and payable but for such deferral, be capitalized and added to the Outstanding Principal Amount; and (ii) shall be repaid in accordance with the provisions of Paragraphs 3.6, 3.7 and 3.8 of the Facility Agreement.

      Except as otherwise provided herein, the Borrower shall repay, on each Interest Payment Date occurring on or after March 31, 2000 an amount of principal equal to TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) (each such payment, a "Scheduled Principal Payment"), as follows:

      (i) for any Interest Payment Date prior to and including the Facility Escrow Expiration Date, such Scheduled Principal Payment shall be deposited into the GDB Facility Escrow; and

      (ii) for any Interest Payment Date after the Facility Escrow Expiration Date, such Scheduled Principal Payment shall be paid directly to GDB.

      (a) If there are any Excess Revenues in any Fiscal Year, Borrower shall pay an amount equal to the GDB Share of Excess Revenues on the first Interest Payment Date to occur


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

after the date that is thirty (30) days after delivery to the Bank of audited financial statements of the Borrower demonstrating to the Bank the existence and amount of Distributable Cash (as such term is define in the Partnership Agreement) for such Fiscal Year, as follows:

      (i) an amount equal to the GDB Share of Excess Revenues shall, to the extent of any Capitalized Interest, be paid on behalf of the Lenders directly to GDB; and

      (ii) the amount of any remaining GDB Share of Excess Revenues after payment of the amount provided for in subparagraph (a)(i) shall, (A) subject to the provisions of Paragraph (b) below, on any date prior to an including the Facility Escrow Expiration Date, be deposited on behalf of the Lenders into the GDB Facility Escrow and (B) on any date after the Facility Escrow Expiration Date, be paid on behalf of the Lenders directly to GDB until payment in full of amounts due GDB under the Facility and then to the Lenders until payment in full of this Note.

      (b) On any Interest Payment Date prior to and including the Facility Escrow Expiration Date, Borrower shall not be required to make the deposit required under subparagraph (a)(ii)(A) above to the extent that, on such date, such deposit would cause the amount in the GDB Facility Escrow to exceed the Facility Escrow Cap as of such date.

      (c) Upon any refinancing of the Borrower's loan under the Bank Loan Documents, if any Excess Refinancing Proceeds shall remain after repayment of the Existing GDB Loan and payment to the Bank of any amounts owed to it, Borrower shall pay the obligations under the Partnership Loan Agreement in whole or in part from and to the extent of such remaining Excess Refinancing Proceeds which amount shall be applied immediately to the Lenders' obligations under the Facility.

      Amounts in the GDB Facility Escrow shall not be deemed payments under this Note unless and until the same shall have been paid as follows:

      (a) if, on any Interest Payment Date, the Borrower has paid all interest and other fees due under the Bank Loan Documents on a current basis through and including the 15th day prior to such Interest Payment Date, an amount shall be paid to GDB from the GDB Escrow Account on behalf of the Lenders, on the last day of such calendar month, which is equal to, if any, the sum of (i) accrued but unpaid interest and (ii) Capitalized Interest; and

      (b) any amounts remaining in the GDB Facility Escrow Account on the Facility Escrow Expiration Date shall be paid directly to GDB on such date to the extent of Lenders then outstanding obligations to the GDB under the GDB Facility Documents or in the event that the Facility Escrow Expiration Date occurs as to one Lender and not the other, as a result of the application of clause (iv) of the definition thereof, the amounts to be paid to GDB shall not exceed the amount of such Lender's remaining obligations and shall be deemed to have been applied toward the Partnership's obligations to such Lender hereunder.


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

      Priority of Application of Payments to GDB All amounts paid by the Partnership to the GDB on behalf of the Lenders in accordance with the above or directly to the Lenders after the Facility has been paid in full shall be applied first to accrued but unpaid interest, second to Capitalized Interest and third to any remaining Outstanding Principal Amount.

      Anything herein to the contrary notwithstanding, if the rate of interest required to be paid hereunder exceeds the rate lawfully chargeable, the rate of interest to be paid shall be automatically reduced to the maximum rate lawfully chargeable so that no amounts in excess thereof shall be charged, and, in the event it should be determined that any excess over such highest lawful rate has been charged or received, the Lenders shall promptly refund such excess to the Partnership; provided, however, that, if lawful, any such excess shall be paid by the Borrower on behalf of the Lender as additional interest (accruing at a rate equal to the maximum legal rate minus the rate provided for hereunder) during any subsequent period when regular interest is accruing hereunder at less than the maximum legal rate.

      The holder hereof is hereby authorized to enter on the Schedule annexed hereto the amount of the proceeds from the Partners Loan advanced to the Borrower, all costs and expenses incurred by Lenders in connection with the Facility required to be paid by the Borrower pursuant to paragraph 2 of the Partnership Loan Agreement, and all payments made by the Borrower in respect thereof, without further authorization on the part of the Borrower or any endorser or guarantor of this Note, but the holder's failure to make such entry shall not limit or affect the obligations of the Borrower or any endorser or guarantor of this Note.

      If this Note is not paid in full when due, the undersigned Borrower hereby agrees to pay all costs and expenses of collection including reasonable attorneys' fees and thereafter the unpaid balance hereunder shall bear interest at LIBOR plus 6%.

      This Note shall become immediately due and payable at the option of the Lenders, without notice or demand, in the event that the Borrower is the subject of a voluntary or involuntary application for the appointment of a receiver or a petition filed under the Federal or local Bankruptcy Laws of the borrower fails to make a payment when due and such failure shall continue for a period of ten
(10) days or the GDB shall accelerate the Facility.

      This Note may be prepaid in whole or in part at any time and from time to time prior to the maturity hereof without premium or penalty, but with accrued interest on the principal amount prepaid to the date of prepayment. Any payment under this Note is subject to the restrictions under the Facility Agreement and the Bank Loan Documents applicable thereto. For purposes of the Bank Loan Documents, this Note shall be treated as if it were the Facility or the "Note" under the Facility Agreement. Anything in this Note to the contrary notwithstanding, no payments of principal on this Note shall be made by the Borrower except deposits into the GDB Facility Escrow in accordance with Paragraph 3.7 of the Facility Agreement and any proceeds from the sale or development of the Condominium Parcels which are not part of the Project revenues for purposes of the Bank Loan Documents. The foregoing covenants and restrictions are for the benefit of the Bank.


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

      The undersigned Borrower and all endorsers hereof, jointly and severally waive presentment, demand for payment, notice of dishonor, notice of protest, and all other notices or demands in connection herewith and assent to any extension or postponement of the time or payment or other indulgence or release of any party, whether by operation of law or otherwise.

      No delay by the holder of this Note in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatever or modification of the terms hereof shall be valid unless set forth in writing and signed by the holder of this Note. No waiver shall be deemed a continuing waiver or waiver of any subsequent breach or default, whether of the same or similar or different nature, unless expressly so stated in writing.

      This Note shall be assigned and pledged to the GDB pursuant to the Proceeds Pledge Agreement.

      This Note shall be governed by and construed in accordance with the substantive law of the Commonwealth of Puerto Rico.

      The Partnership's obligation under this Note are subject to the terms of the Loan Agreement and are subject and subordinate to the Partnership's obligations to GDB under the Loan Agreement, the Facility Agreement and the Bank Loan Documents.

                                          EL CONQUISTADOR PARTNERSHIP L.P.


                                          By:   _________________________
                                                Shunsuke Nakane,
                                                Authorized Signatory


                                          By:   _________________________
                                                Hugh A. Andrews
                                                Authorized Signatory

                          PARTNERS LOAN AND PAYMENTS

                                                                      Schedule B

               AMOUNT OF
                 LOANS                        DEPOSIT                    PERSON
              ADVANCED TO      COSTS AND        IN                       MAKING
    DATE       BORROWER        EXPENSES       ESCROW      PAYMENTS      NOTATION
    ----      -----------      --------       ------      --------      --------



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